EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 USC, SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Rio Bravo Oil, Inc. (the “Company”) on Form 10-Q for the quarter ended December 31, 2011, as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, Paul Vassilakos, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)     The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)     Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 6, 2012
/s/ Paul Vassilakos
	By:	Paul Vassilakos
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Rio Bravo Oil, Inc. and will be retained by Rio Bravo Oil, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.